Exhibit No. 10.38

AMENDMENT #3 TO CREDIT AND SECURITY AGREEMENT

THIS AMENDMENT #3  (this "Amendment") is entered into by the undersigned parties as of October 23, 2002 with respect to the Credit and Security Agreement dated as of October 25, 2000 (as amended, the "Credit and Security Agreement") by and among Mohawk Factoring, Inc., a Delaware corporation ("Borrower"), Mohawk Servicing, Inc., a Delaware corporation, as initial Servicer, Blue Ridge Asset Funding Corporation, a Delaware corporation, and Wachovia Bank, National Association, individually and as Agent.  Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Credit and Security Agreement.

PRELIMINARY STATEMENT

On the terms and subject to the conditions hereof, each of the parties wishes to amend the Credit and Security Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.             Amendments.

1.1.          Section 10.2 of the Credit and Security Agreement is hereby amended to delete the lead-in thereto (up to but not including the colon in the eighth line thereof) and to substitute in lieu thereof "If any Regulatory Change shall occur".

1.2.          The definition of "Regulatory Change" in the Credit and Security Agreement is hereby amended and restated in its entirety to read as follows:

"Regulatory Change" means any change after October 26, 2000 in United States (federal, state or municipal) or foreign laws, regulations (including Regulation D) or accounting principles or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks (including the Liquidity Banks) of or under any United States (federal, state or municipal) or foreign laws, regulations (whether or not having the force of law) or accounting principles by any court, governmental or monetary authority, or accounting board or authority (whether or not part of government)  charged with the establishment, interpretation or administration thereof.  For the avoidance of doubt, any interpretation of Accounting Research Bulletin No. 51 by the Financial Accounting Standards Board shall constitute a Regulatory Change.

2.             Conditions Precedent to Effectiveness.  The effectiveness of this Amendment is subject to the conditions precedent that the Agent shall have received counterparts hereof duly executed by each of the parties to the Credit and Security Agreement.

3.             Scope of Amendment. Except as expressly amended hereby, the Credit and Security Agreement remains in full force and effect in accordance with its terms and this Amendment to the Credit and Security Agreement shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit and Security Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

4.             Governing Law. This Amendment and the Credit and Security Agreement as amended hereby shall be governed by and construed in accordance with the laws of the State of Georgia.

5.             Counterparts.  This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed an original, and all such counterparts shall together constitute but one and the same instrument.

6.             No Rating Agency Condition.  By signing below, the Agent confirms that this Amendment will not require satisfaction of the Rating Agency Condition.

<signature pages follow>

IN WITNESS WHEREOF, the parties hereto have caused this Amendment #3 to Credit and Security Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

MOHAWK FACTORING, INC.

By:

Name:  ______________________________

Title:  _______________________________

MOHAWK SERVICING, INC.

By:

Name:

Title: